Exhibit 10.13



     MEMORANDUM OF AGREEMENT made this 28th day of March 2003.

BETWEEN:

                          Thomas Chillemi


                 A person in the State of New York
                            ("Lender")


                                and


                     CareDecision Corporation
                       A Nevada Corporation
                     ("Borrower" or "Company")


                    CONVERTIBLE LOAN AGREEMENT


WHEREAS the Lender has agreed to lend to the Borrower, a sum of money in US currency in the form of a Loan upon the terms and conditions hereinafter set forth,

AND WHEREAS the Borrower has agreed to allow the Lender to convert the amount of the Loan into common shares of the Borrower's stock and offer warrants,

NOW WITNESS in consideration of the premises and of the mutual covenants and agreements herein, the parties hereto agree as follows:

LOAN

  1. The Lender agrees to loan to the Borrower and the Borrower agrees to borrow from the Lender the sum of Fifty-thousand
       ($50,000) in U.S. currency ("the Loan"). (Minimum loan amount is $10,000).

  2. The Loan shall be repaid in full notice by the Lender at any time, without penalty, post the signing of the Agreement.

  3. For value received, Lender is entitled to 1,538,500 Warrants each with strike price of $.0325.

  4. The company retains the right to extend the repayment timeline one time for the term of an additional ninety (90) days.


/1/


SHARE CONVERSION

  5. The total amount owing pursuant to this Agreement, is convertible at the option the Lender hereof, at any time from the signing of the Agreement until any time post ninety (90) days of the signing of the Agreement, at the strike price $0.0325/share; thereby converting into fully paid and non-assessable common shares in the capital stock of the Borrower (The Borrower's shares) as present constituted common shares issued and outstanding in the Borrower's shares.

  6. The Borrower extends registration rights, per Appendix A, to each Lender who converts the Loan into the Borrowers' common stock pursuant to the Loan Agreement.

  7.   In order to exercise the conversion privilege, each (or any)
       Lender shall deliver simple notice to that affect, which shall be irrevocable and signed by the Lender stating that the Lender elects to convert all of the allowed amount owing pursuant to this Agreement into common shares of the Borrower. In the event this conversion of any part of the principal amount owing pursuant to this Agreement each (or any) Lender shall, together with the notice, provide a release from further liability of the Borrower, under this Agreement, to the Borrower at its office in New York. Such notice shall also state the name or name (with addresses) which the certificate or certificates for common shares which shall be issuable upon such conversion shall be issued. If any of the common shares into which this Agreement is to be converted are to be issued to a person or persons other than the original Lender, such notice shall be accompanied by payment to Borrower of transfer or tax which may be payable by reason thereof.

       The surrender of this Agreement accompanied by such written notice shall be deemed to constitute a contract between the Lender of this Agreement and the Borrower whereby:

       (i) the Lender of this Agreement subscribes for the number of common shares which he shall be entitled to receive or such conversion;
       (ii) the Lender of this Agreement releases the Borrower from any liability thereon or the portion thereof which is converted, as the case may be, and agrees to execute such discharge and/or other documents as the Borrower may reasonably require, and
      (iii) the Borrower agrees that the surrender of this agreement for the conversion constitutes full payment of the subscription price for the common shares upon such conversion.


/2/


WARRANT CONVERSION

  8. Warrant offered pursuant to this Loan Agreement shall evidence the right to purchase shares of common stock of the Borrower, issued pursuant to this Agreement.

  9. Exercise in Full. The holder of the Warrant or Warrants (hereinafter "Warrant") may exercise it in full by surrendering the Warrant, with the form of subscription to the Company at its principal office, or another location mutually agreed upon by the Lender and the Borrower. The surrendered Warrant shall be accompanied by payment, I cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of Warrants the Holder intends to exercise by $.0325.

  10. Partial Exercise. This Warrant may exercise in part by surrender of this Warrant in the manner and at the place provided in. On any such partial exercise subject to the provisions of
       Section 11 hereof, the Borrower at its expense will issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock by multiplying the number of said shares by the strike price of $0.0325. Notwithstanding the foregoing, al or part of such payment may be made by the surrender by such holder to the Company of any of the Company's Notes issued pursuant to the Agreement and all such Notes so surrendered shall be credited against such payment in an equal to the principal amount thereof.

REGISTRATION RIGHTS

  11.  Piggyback Registration

         (a) If at any time from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders other than a registration relating solely to employee benefit plans, or a registration relating solely to an SEC Rule 145 transaction, a transaction relating solely to the sale of debt or convertible debt instruments or a registration on any form (other than Form S-1, S-2, or S-3 or their successor forms) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, The Company will:

           (i) give to each Holder written notice thereof as soon as practicable prior to filing the registration statement; and


/3/


           (ii) include in such registration and in any underwriting involve therein, all the Registrable Securities specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection (b) below.
         (b) if the registration is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice. In such event, the right of any Holder to registration shall be conditioned upon such Holder's participation in the underwriting to the extent provided herein.

   11. The parties may agree to execute such other documents and assurances as may be necessary to give full force to the effect to this Agreement.

NO ASSIGNMENT

   12. This Agreement shall not be assigned by any party without consent of the other parties first had and obtained.

GOVERNING LAW

   13. The Agreement and the rights, duties and obligations of the parties as set out herein shall be construed in accordance with and shall be subject to the laws of the State of Nevada and the laws of Units States of America.

NO IMPLIED WAIVER

   14. Failure of any party at any time to require performance by the other party of any provision hereof shall in no way affect the full right to require such performance at any time thereafter nor shall the waiver by any party of a breach of any provision hereof be taken or held to be a waiver of any succeeding breach of such provision or as a waiver of the provision itself.

INTERPRETATION

   15. The caption headings I this Agreement are for convenience of reference only and shall not affect the interpretation of any provision or its scope of intent.

   16.    Time shall be of the essence of this Agreement.

   17.    Unless the context otherwise requires;


/4/


           a) words importing male persons include female persons and corporations,
           b)   words in the singular include the plural and vice versa.

   18. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matters hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions and representations whether written or oral of the parties, and there are no warranties, representations or other agreements, between the parties in connection with the subject matters except as herein set out.


   19. This Agreement shall not be changed or modified except in writing.


   20. This Agreement shall be binding upon and ensure to the benefit of the parties hereto and other respective heirs, executors, administration, personal representatives and permitted assigns.


IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

SIGNED, SEALED, AND DELIVERED

/s/ Thomas Chillemi                           /s/ Robert L. Cox
    Lender                                        Borrower

Thomas Chillemi                                Robert l. Cox, President
Printed Name                                   CareDecision Corporation
                                               2 Penn Plaza, 15th Floor,
                                               Suite 53
12 Woodhollow ln., Ft Salonga,                 New York, NY 10121
NY 11768
Address






/5/